Summary Prospectus

May 1, 2026

NEOS Bitcoin High Income ETF (BTCI)

Principal U.S. Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.neosfunds.com. You can also get this information at no cost by calling 833-833-1311. The current prospectus and statement of additional information, dated May 1, 2026, are incorporated by reference into this summary prospectus. Information about the Fund’s net asset value per share, market price, premiums and discounts and bid-ask spreads can be found at www.neosfunds.com.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information — NEOS Bitcoin High Income ETF

Investment Objective

The NEOS Bitcoin High Income ETF (the “Fund”) seeks to generate high monthly income with the potential for appreciation based on exposure to exchange-traded products (“ETP”) that have direct exposure to Bitcoin.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Please contact your financial intermediary about whether such fees may apply to your transactions.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.98%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses(2)	0.99%

(1)	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies (including money market funds). The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)	The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$101
3	$315
5	$547
10	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. The Fund’s portfolio turnover rate for the period of October 17, 2024 (commencement of operations) through May 31, 2025 was 1% of the average value of its portfolio. For the period June 1, 2025 through December 31, 2025, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by:

(i) investing in exchange-traded spot Bitcoin ETPs (the “Spot Bitcoin ETPs”) primarily through a controlled foreign corporation and in some cases by directly investing in Bitcoin ETPs,

(ii)  obtaining indirect exposure to Bitcoin through by employing an options strategy that consists of selling (writing) put options and buying call options at the same strike price on one or more Bitcoin-related instruments (defined below), and

(iii) utilizing a call options strategy to provide high monthly income, which primarily consists of selling (writing) call options on one or more Bitcoin-related instruments.

Spot Bitcoin ETPs

Spot Bitcoin ETPs are funds that track the price of Bitcoin by directly holding actual Bitcoin (called “spot”) as their underlying asset. Bitcoin Spot ETPs seek to provide the performance of the price of Bitcoin before the payment of fees and expenses. The price of the Spot Bitcoin ETP fluctuates with the price of Bitcoin in crypto asset markets. The Fund will hold shares of the Spot Bitcoin ETPs in a wholly owned and controlled foreign subsidiary of the Fund organized under the laws of the Cayman Islands (the NEOS Bitcoin High Income Portfolio CFC (the “Cayman Subsidiary” or “Subsidiary”). The Fund may also hold shares of the Spot Bitcoin ETPs directly, consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies.

Cayman Subsidiary

The Fund expects to gain indirect exposure to the Spot Bitcoin ETPs by investing up to 25% of its total assets (measured at the time of investment) in the Subsidiary, consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary may directly invest without limitation in Spot Bitcoin ETPs; however, the Subsidiary will comply with the same derivatives rule requirements under the Investment Company Act of 1940, as amended (“1940 Act”), when viewed on a consolidated basis with the Fund, with respect to its investments in derivatives and leverage; and also complies with the provisions of Section 15 of the 1940 Act (regarding investment advisory contract approvals).

Options on Bitcoin-Related Instruments

There are two parts to the Bitcoin options strategy: (1) utilizing a “synthetic strategy” to gain exposure to Bitcoin, and (2) writing (selling) call options on one or more Bitcoin-related instruments to generate high monthly income for the Fund. A “Bitcoin-related instrument” is defined as Bitcoin, an ETF that principally invests in Bitcoin futures contracts (a “Bitcoin Futures ETF”), Spot Bitcoin ETPs, or an index that uses Bitcoin, Bitcoin Futures ETFs, and/or Spot Bitcoin ETPs as the reference asset.

When the Fund sells (writes) a call option, it creates a contract between the option writer (the Fund) and the option buyer (counterparty). The writer of the call option receives an amount (premium) for writing the option. The contract provides the counterparty with the right to buy the reference asset for a pre-specified price (strike price) by a pre-specified date (expiration date). However, no obligation is created for the counterparty, who is not forced to buy the reference asset (exercising the option) by the expiration date. If the price of the reference asset is greater than the strike price at the expiration date, the counterparty will exercise their option. This obligates the writer to sell the reference asset to the counterparty (buyer) at the pre-specified price, which will be at a price below the market price, resulting in a loss for the writer and an equivalent profit for the holder. If the price of the reference asset is lower than or equal to the strike price at the expiration date, the counterparty (buyer) will not exercise its option. It will expire as worthless, which results in a profit for the writer and an equivalent loss for the holder.

To implement the Bitcoin options strategy, the Fund invests in traditional exchange-traded options and/or FLexible EXchange® options (“FLEX Options”), and/or over-the-counter options that utilize a Bitcoin-related instrument as the reference asset. The Fund will only invest in options contracts including FLEX Options that are listed, traded and cleared on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. It is anticipated that the Fund will invest primarily in FLEX Options.

Synthetic Options Strategy

The Fund primarily derives its long exposure to Bitcoin by trading options that use a Bitcoin-related instrument as the reference asset; however, the Fund may hold some shares of the Bitcoin Futures ETF or reference asset of a Bitcoin-related instrument directly. Because the Fund’s long exposure to Bitcoin is primarily obtained via options instead of owning the reference asset, the Fund’s exposure is considered to be “synthetic.” The synthetic exposure is created through the combination of purchasing call options and selling put options generally at the same strike price with the same expiration. This combination synthetically creates the upside and downside participation in the price returns of Bitcoin. The Fund will primarily gain exposure to increases in value experienced by Bitcoin through the purchase of call options. As a buyer of these options, the Fund pays a premium to the seller of the options. The Fund will primarily gain exposure to decreases in value experienced by Bitcoin through the sale of put options. As the seller of these options, the Fund receives a premium from the buyer of the options. In combination, the purchased call and sold put options generally provide exposure to price returns of Bitcoin both on the upside and downside.

Option Income Strategy

In a traditional covered call strategy, an investor (such as the Fund) writes a call option on a security it owns. However, the Fund will primarily derive its exposure to Bitcoin through the use of options contracts that use a Bitcoin-related instrument as the reference asset. This distinction causes the Fund’s strategy to be commonly referred to as a “synthetic covered call strategy” as opposed to a traditional covered call strategy, because the Fund primarily has synthetic exposure to the Bitcoin. The Fund’s writing (selling) of call options on a Bitcoin-related instrument will limit the Fund’s ability to participate in increases in value of Bitcoin beyond a certain point. If the share price of the a Bitcoin-related instrument increases, the above-referenced synthetic long exposure and Spot Bitcoin ETPs would allow the Fund to experience similar percentage gains. However, if the a Bitcoin-related instrument share price appreciates in value beyond the strike price of one or more of the call option contracts that the Fund has written to generate income, the Fund will lose money on those written call positions, and the losses will, in turn, limit the upside return of the synthetic long exposure and Spot Bitcoin ETPs. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic long exposure, Spot Bitcoin ETPs and the call options written on a Bitcoin-related instrument ) will limit the Fund’s participation in gains of Bitcoin beyond a certain point. This strategy effectively converts a portion of the potential upside of the price return growth of Bitcoin into current income. It is expected that the call options written by the Fund will generally have expirations of approximately one month and will be held to or close to expiration. The options that are not held to expiration will be replaced by similar options that have a later expiration.

The Adviser utilizes a proprietary, rules-based, systematic model to manage the Fund’s options positions. The Adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses due to the movement of a Bitcoin-related instrument.

The Fund will only hold shares of a Bitcoin Futures ETF in limited circumstances. The Fund will need to buy shares of the reference Bitcoin Futures ETF if the written Bitcoin Futures ETF call options are exercised by the holder and called away. Shares of the Bitcoin Futures ETF would be purchased to deliver the exercised portion of the call options.

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury, as collateral. To the extent that the Fund directly invests in Spot Bitcoin ETPs (i.e., not through the Subsidiary), the Spot Bitcoin ETPs may also be eligible to be used as collateral.

The Fund’s options income strategy may also consist of a bear call spread strategy when the Adviser believes Bitcoin’s price will decrease, remain unchanged, or only increase slightly. In a bear call option spread, the Fund writes an out of the money call option on a Bitcoin-related instrument while also purchasing a call option on the Bitcoin-related instrument that is further out-of-the-money. A call option is “out-of-the money” if the underlying price of the Bitcoin-related instrument is less than the strike price of the option.

The bear call options spread strategy seeks to generate a net-credit. A bear call spread is a two-part options strategy. It involves selling a call option, and collecting an upfront option premium, while simultaneously purchasing or owning a second call option with the same expiration date but a higher strike price. In times when a long call is owned the Fund seeks to generate a net-credit, meaning that the premium received from the sale of the call options will be greater than the cost of buying the long, out-of-the-money call options.

The Bitcoin Futures ETFs seek to provide investment results that correspond to the performance of Bitcoin through investments in Bitcoin futures contracts. Unlike the Bitcoin Spot ETPs, the Bitcoin Futures ETFs do not invest directly in Bitcoin.

In addition, the Fund may seek to take advantage of tax loss harvesting opportunities by taking investment losses from the Spot Bitcoin ETPs and/or Bitcoin Futures ETF positions to offset realized taxable gains of the Spot Bitcoin ETPs and/or Bitcoin Futures ETFs.

The Fund does not invest in Bitcoin directly.

The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, resulting in high portfolio turnover. The Fund is considered to be non-diversified.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Spot Bitcoin ETPs and/or options on a Bitcoin-related instrument. For purposes of the fund’s name policy, the value of such derivative instruments shall be valued at their notional value.

Description of Bitcoin

Bitcoin is a digital asset that operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning Bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity, making Bitcoin a unique investment commodity within the digital currency landscape.

Description of the Bitcoin Blockchain

The Bitcoin blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all Bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, become extremely difficult to reverse and tamper with. The integrity, transparency, and security of the transactional data are maintained autonomously within the Bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

The Relationship between Bitcoin and Bitcoin Blockchain

Bitcoin is a digital currency that operates on the Bitcoin blockchain, a decentralized and cryptographic ledger system. The Bitcoin blockchain underpins the entire Bitcoin network, providing a secure and transparent mechanism for recording Bitcoin transactions. Each Bitcoin transaction is verified by network participants and permanently recorded on the Bitcoin blockchain, ensuring the integrity and traceability of the digital currency. Thus, while Bitcoin serves as a medium of exchange or store of value, the Bitcoin blockchain acts as the immutable record-keeping system that facilitates and authenticates the circulation and ownership of Bitcoin. This symbiotic relationship ensures that Bitcoin operates in a trustless and decentralized manner, with the Bitcoin blockchain maintaining the currency’s history and scarcity.

Bitcoin and Bitcoin Blockchain Use Cases

Although the Bitcoin blockchain and its native crypto asset, Bitcoin, were specifically designed to be used as a general-purpose alternative payment system, both Bitcoin and the Bitcoin blockchain serve as innovative financial instruments within the digital economy, offering multiple use cases. However, their adoption has been limited. Key applications include:

●	Decentralized Transactions: Bitcoin facilitates peer-to-peer financial transactions globally without the need for intermediaries, reducing transaction costs and times. This feature makes it an attractive option for cross-border transfers and remittances, although Bitcoin is not widely used in this manner at present.

●	Store of Value: Due to its limited supply and decentralized nature, Bitcoin is perceived as a digital alternative to traditional stores of value like gold, potentially serving as a hedge against inflation and currency devaluation.

●	Smart Contracts: While primarily associated with other blockchain platforms, the Bitcoin blockchain can execute smart contracts—self-executing contractual agreements with the terms directly written into code—thereby enabling automated and conditional transactions. However, unlike the scripting language of blockchain platforms such as Ethereum, the scripting language of the Bitcoin blockchain is not Turing-complete and therefore is much more limited in the types of smart contracts and potential applications it can support. Please see “Bitcoin Risk” for additional information about the Ethereum network compared to the Bitcoin blockchain.

●	Asset Tokenization: The Bitcoin blockchain provides a platform for tokenizing assets, converting rights to an asset into a digital token on the blockchain. This can include real estate, stocks, or other forms of assets, enhancing liquidity and market efficiency. Currently, these applications are extremely limited and/or speculative.

●	Digital Identity Verification: Leveraging the security and immutability of the Bitcoin blockchain, companies can develop digital identity verification systems, enhancing privacy and reducing identity theft.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Spot Bitcoin ETP Risk. The value of a Spot Bitcoin ETP security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. It is possible that Spot Bitcoin ETP issuer-specific attributes may cause an investment held by the Fund in such Spot Bitcoin ETP to be more volatile than the market generally.

Many of the risks associated with Spot Bitcoin ETP securities are the same as the risks of owning Bitcoin directly. See Bitcoin Risk.

Spot Bitcoin ETPs have been in existence a relatively short period of time with a short trading history. Trading in Spot Bitcoin ETP shares is a recent development. If a Spot Bitcoin ETP’s creation and redemption process is interrupted or experiences difficulties, the arbitrage mechanism utilized by authorized participants to reduce the differences between the Spot Bitcoin ETP’s market price and net asset value may not work as intended and the market price of the Bitcoin ETP shares may fall or otherwise diverge from the Spot Bitcoin ETP’s net asset value, which may result in the Spot Bitcoin ETP’s shares trading at an increased premium or discount. A Spot Bitcoin ETP may suspend the issuance of shares at any time which will impact the price of shares of a Spot Bitcoin ETP, resulting in significant difference (premium/discount) between the Spot Bitcoin ETP’s market price and its net asset value. Additionally, the Fund may be unable to transact in the shares of the Spot Bitcoin ETP at an acceptable price and therefore the Fund may be unable to achieve its investment objective.

Cybersecurity or other threats to a Spot Bitcoin ETP’s account at its custodian could result in the halting of the Spot Bitcoin ETP’s operations and a loss of the Spot Bitcoin ETP’s assets, which could result in a reduction of the value of the shares of the Spot Bitcoin ETP and the Fund.

Spot Bitcoin ETPs are subject to custodian risk including if the custodian fails to provide services as required or terminates the custodian agreement.

Spot Bitcoin ETPs determine the spot price of Bitcoin and calculate their net asset values in reliance on composite indexes and other pricing sources. These indexes have a limited operating history. Thus, there is a risk that the price reported by the indexes could fail to track the global Bitcoin price, which would adversely affect the value of a Spot Bitcoin ETP’s shares. The value of a Spot Bitcoin as represented by an index or other pricing source used by a Spot Bitcoin ETP could be adversely affected by trading activity on digital asset platforms.

Spot Bitcoin ETPs are not registered as an investment company subject to the 1940 Act. Accordingly, investors in Spot Bitcoin ETPs do not have the protections expressly provided by that statute, including: provisions preventing Spot Bitcoin ETP insiders from managing a Spot Bitcoin ETP to their benefit and to the detriment of shareholders; provisions preventing a Spot Bitcoin ETP from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing Spot Bitcoin ETP earnings and asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services; and provisions preventing changes in a Spot Bitcoin ETP’s character without the consent of shareholders. Because the Fund invests in one or more Spot Bitcoin ETPs indirectly through the Subsidiary, the Fund’s investments are expected to be subject to loss as a result of these risks.

Bitcoin Options Risk. There are risks associated with the sale and purchase of options on a Bitcoin-related instrument. Due to the limited operating history of the trading of options on Bitcoin-related instruments, adverse performance of the options or adverse legislative or regulatory developments regarding Bitcoin options could significantly harm the value of the Fund. If the Fund’s ability to obtain exposure to these options contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin options market, limitations imposed by a listing exchange, interruption to the normal operations on an exchange or the facilities of an exchange, the Fund may not be able to achieve its investment objective and may experience significant losses. Any disruption in the Fund’s ability to obtain exposure to options on Bitcoin-related instrument may cause the Fund’s performance to deviate from the performance of bitcoin. Bitcoin option transaction risks are subject to the risks of investment in Bitcoin (see “Bitcoin Risk”) and options risk (see “Options Risk”).

Bitcoin Risk. The value of the Fund’s investment in Spot Bitcoin ETPs and options on Bitcoin-related instruments is subject to fluctuations in the value of Bitcoin. Bitcoin is a relatively new innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The value of bitcoin has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The slowing, stopping or reversing of the development of the Bitcoin network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which bitcoin trades. The Bitcoin blockchain may contain flaws that can be exploited by hackers. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may have the ability to manipulate the price of bitcoin.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and the digital asset trading venues on which it trades are largely unregulated and highly fragmented and digital asset trading venues may be operating out of compliance with regulations. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin network or restrict the use of bitcoin. The digital asset trading venues upon which bitcoin trades have been subject to enforcement actions by regulatory authorities, and the Bitcoin Futures ETFs and Spot Bitcoin ETPs may be negatively impacted by such regulatory enforcement actions. Any such actions could significantly reduce the number of venues upon which bitcoin trades and could negatively impact the bitcoin futures contracts held by the Bitcoin Futures ETFs that reference the price of bitcoin or the bitcoin held by the Spot Bitcoin ETPs. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin network. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin, bitcoin futures contracts, and shares of the Spot Bitcoin ETPs and options on Bitcoin-related instruments held by the Fund. Such occurrences could also impair the Bitcoin-related instruments’ ability to meet their investment objective pursuant to their respective investment strategy.

The Bitcoin network is maintained and secured by a group of validators who “mine” bitcoin, which involves contributing computer power to the network to validate transactions, maintain security and finalize settlement. The Bitcoin blockchain relies on a consensus mechanism whereby miners agree on the accurate state of the database. If a malicious actor (or group of actors) were to gain control of more than 50% the mining (or “hash”) power in the network, even temporarily, they would have the ability to block new transactions from being confirmed and could, over time, reverse or reorder prior transactions. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of the mining (or “hash”) power in the Bitcoin blockchain, such an attack would significantly impact the value of bitcoin, and thereby of the bitcoin futures contracts held by the Bitcoin Futures ETF and the bitcoin held by the Spot Bitcoin ETPs.

A blockchain is a public database that is updated, shared and maintained across many computers in a network. The software that powers a blockchain is known as its protocol. Like all software, these protocols may update or change from time-to-time. In the case of the Bitcoin protocol, updates are made based on proposals submitted by developers, but only if a majority of the users and miners adopt the new proposals and update their individual copies of the protocol. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. For instance, on August 1, 2017, two factions in the Bitcoin community could not agree on whether or not to adopt an upgrade to the Bitcoin protocol related to how to scale throughput on the blockchain. The disagreement created a fork, with the smaller group taking the name “Bitcoin Cash” and running its own blockchain and related native crypto asset. The larger group retained the name Bitcoin for its blockchain and held bitcoin as the native crypto asset. Additional forks of the Bitcoin blockchain are possible. A large-scale fork could introduce risk, uncertainty, or confusion into the Bitcoin blockchain, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of bitcoin and options on Bitcoin-related instruments held by the Fund. Additionally, a hack of the Bitcoin blockchain or one or more projects that interact with or that are built on top of the Bitcoin blockchain could negatively impact the price of bitcoin, whether it leads to another hard fork or not, and thereby the value of the bitcoin held by the Spot Bitcoin ETPs and options on Bitcoin-related instruments held by the Fund.

The Bitcoin blockchain and its native crypto asset, bitcoin, face numerous challenges to gaining widespread adoption as an alternative payments system, including the slowness of transaction processing and finality, variability in transaction fees and volatility in bitcoin’s price. It is not clear that the Bitcoin blockchain or bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin blockchain and bitcoin as an alternative payment system, and thereby negatively impact the price of bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin blockchain and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin blockchain and bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and bitcoin, thereby negatively impact the price of bitcoin. Such alternative public blockchains, such as the Ethereum network, allow users to write and implement smart contracts—that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create other digital assets. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin blockchain and bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and bitcoin, and thereby negatively impact the price of bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin blockchain has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin blockchain for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues – including hacks, bugs, or failures – could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin blockchain itself, which could negatively impact the price of bitcoin. If these or other developments negatively impact the price of bitcoin, this would negatively impact the value of the Bitcoin-related instruments held by the Fund.

The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Spot Bitcoin ETPs, options on Bitcoin-related instruments, and the Fund.

Bitcoin Tax Risk. By investing in Spot Bitcoin ETPs indirectly through the Subsidiary, the Fund will obtain exposure to the crypto asset Bitcoin within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation organized under the laws of the Cayman Islands, any income received by the Fund from its investments in the Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

A direct investment by the Fund in a Spot Bitcoin ETP will generally be treated as a direct investment in Bitcoin for U.S. federal income tax purposes. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) requires, among other things, that at least 90% of the Fund’s income be “qualifying income.” Although the income from a direct investment in Spot Bitcoin ETPs is not treated as qualifying income, the income generated from the Fund’s options on a Bitcoin index that uses one or more Spot Bitcoin ETPs as the reference asset is considered qualifying income because the Spot Bitcoin ETPs comprising such index are considered securities for purposes of Section 851(b)(2)) of the Code. To the extent the IRS disagrees with this view, then the Fund may fail to qualify as a RIC under the Code. If, in any year, the Fund fails to qualify as a RIC and was ineligible to or was not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation and subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “Options Risk” and “Derivatives Risk” below for additional risks regarding the Fund’s options strategy.

Bitcoin Futures ETF Risks. The Bitcoin Futures ETF does not invest directly in bitcoin. Accordingly, the performance of the Bitcoin Futures ETF should not be expected to match the performance of bitcoin. The Fund will have significant exposure to the Bitcoin Futures ETF through its options positions that utilize the Bitcoin Futures ETF as the reference asset. Accordingly, the Fund will subject to the risks of the Bitcoin Futures ETF, set forth below. In addition to these risks, the Bitcoin Futures ETF is also subject to the following risks to which the Fund is also subject, which are described within the section entitled “Principal Risks”: Bitcoin Risk, Active Management Risk, Concentration Risk, Cybersecurity Risk, Derivatives Risk, Exchange Traded Funds Risk, Leverage Risk, Market and Geopolitical Risk, Non-Diversification Risk, Operational Risk, Tax Risk, and Valuation Risk..

Bitcoin Futures Risk. The market for bitcoin futures contracts may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the market has grown substantially since bitcoin futures contracts commenced trading, there can be no assurance that this growth will continue. The price for bitcoin futures contracts is based on a number of factors, including the supply of and the demand for bitcoin futures contracts. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for bitcoin futures contracts. Additionally, due to the high margin requirements that are unique to bitcoin futures contracts, the Bitcoin Futures ETF may experience difficulty maintaining the desired level of exposure to bitcoin futures contracts. If the Bitcoin Futures ETF is unable to achieve such exposure it may not be able to meet its investment objective and the Bitcoin Futures ETF’s returns may be different or lower than expected. Additionally, collateral requirements may require the Bitcoin Futures ETF to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like bitcoin futures contracts may be considered aggressive and may expose the Bitcoin Futures ETF to significant risks. These risks include counterparty risk and liquidity risk.

Bitcoin Futures Capacity Risk. If the Bitcoin Futures ETF’s ability to obtain exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Bitcoin Futures ETF’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC, the Bitcoin Futures ETF may not be able to achieve its investment objective and may experience significant losses. Any disruption in the Bitcoin Futures ETF’s ability to obtain exposure to bitcoin futures contracts will cause the fund’s performance to deviate from the performance of bitcoin futures contracts, and consequently, bitcoin. Additionally, the ability of the Bitcoin Futures ETF to obtain exposure to bitcoin futures contracts is limited by certain tax rules that limit the amount the Bitcoin Futures ETF can invest in its wholly-owned subsidiary as of the end of each tax quarter.

Blockchain Technology Risk. Blockchain technology, which underpins Bitcoin and other digital assets, is relatively new, and many of its applications are untested. The adoption of blockchain and the development of competing platforms or technologies could affect its usage. Investments in companies or vehicles that utilize blockchain technology are subject to market volatility and may experience lower trading volumes compared to more established industries. Additionally, regulatory changes, internet disruptions, cybersecurity incidents, and intellectual property disputes could further affect the adoption and functionality of blockchain technology.

Cost of Futures Investment Risk. When a bitcoin futures contract is nearing expiration, the Bitcoin Futures ETF will “roll” the futures contract, which means it will generally sell the bitcoin futures contract and use the proceeds to buy a bitcoin futures contract with a later expiration date. When rolling futures contracts that are in contango, the Bitcoin Futures ETF would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling futures contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Bitcoin futures contracts have historically experienced extended periods of contango. Contango in the bitcoin futures contracts market may have a significant adverse impact on the performance of the Bitcoin Futures ETF and may cause bitcoin futures contracts, and the Bitcoin Futures ETF, to underperform the current price of bitcoin. Both contango and backwardation would reduce the Bitcoin Futures ETF’s correlation to the current price of bitcoin and may limit or prevent the Bitcoin Futures ETF from achieving its investment objective.

Clearing Broker Risk. The Bitcoin Future ETF’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that the assets of the Bitcoin Futures ETF deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Bitcoin Futures ETF could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Bitcoin Futures ETF is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Bitcoin Futures ETF’s assets. If the Bitcoin Futures ETF’s FCMs are unable or unwilling to clear the Bitcoin Futures ETF’s transactions, or if the FCM refuses to maintain the Bitcoin Futures ETF’s assets, the Bitcoin Futures ETF will be unable have its orders for bitcoin futures contracts fulfilled or assets custodied. In such a circumstance, the performance of the Bitcoin Futures ETF will likely deviate from the performance of bitcoin and may result in the proportion of bitcoin futures contracts in the Bitcoin Futures ETF’s portfolio relative to the total assets of the Bitcoin Futures ETF to decrease.

Commodity Regulatory Risk. The Bitcoin Futures ETF’s use of commodities futures subject to regulation by the CFTC has caused the Bitcoin Futures ETF to be classified as a “commodity pool” and this designation requires that the Bitcoin Futures ETF comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Bitcoin Futures ETF’s investment decisions may need to be modified, and commodity contract positions held by the Bitcoin Futures ETF may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Bitcoin Futures ETF to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Bitcoin Futures ETF is impossible to predict, but could be substantial and adverse to the Bitcoin Futures ETF.

Digital Asset Industry Risk. The digital asset industry is a new, speculative, and still-developing industry that faces many risks. In this emerging environment, events that are not directly related to the security or utility of the Bitcoin blockchain can nonetheless precipitate a significant decline in the price of bitcoin. For instance, in May 2022, the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA destroyed an estimated $60 billion in value in the crypto ecosystem. Although TerraUSD and LUNA operated on their own blockchain (the “Terra” blockchain), the events nonetheless contributed to a sharp decline in the price of bitcoin, which fell 16% from May 1, 2022 to May 31, 2022. As another example, in November 2022, FTX Trading Ltd. – an offshore digital asset trading venue specializing in crypto derivatives – collapsed and filed for bankruptcy. While a small fraction of total global trading volume in bitcoin and related derivatives took place on FTX-related venues, the company’s collapse nonetheless contributed to a significant decline in the price of bitcoin, which fell 16% in November 2022. Additional instability, failures, bankruptcies or other negative events in the digital asset industry, including events that are not necessarily related to the security or utility of the Bitcoin blockchain, could similarly negatively impact the price of bitcoin, and thereby the bitcoin futures contracts held by the Bitcoin Futures ETF.

Digital Asset Regulatory Risk. Digital asset markets in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of bitcoin futures contracts or the Bitcoin Futures ETF’s shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of bitcoin, mining activity, digital wallets, the provision of services related to trading and custodying digital assets, the operation of the Bitcoin network, or the digital asset markets generally. Such occurrences could also impair the Bitcoin Futures ETF’s ability to meet its investment objective pursuant to its investment strategy.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Bitcoin Futures ETF to make daily cash payments to maintain its required margin, particularly at times when the Bitcoin Futures ETF may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling bitcoin futures contracts may have a significant adverse impact on the performance of the Bitcoin Futures ETF.

Market and Volatility Risk. The prices of bitcoin and bitcoin futures contracts have historically been highly volatile. The value of bitcoin has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The value of the Bitcoin Future ETF’s investments in bitcoin futures contracts – and therefore the value of an investment in the Bitcoin Futures ETF – could decline significantly and without warning, including to zero.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Bitcoin Futures ETF is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Bitcoin Futures ETF may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Bitcoin Futures ETF invested the proceeds of the reverse repurchase agreement.

Trading Halt Risk. Trading in shares of the Bitcoin Futures ETF on U.S. securities exchanges may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares of the Bitcoin Futures ETF inadvisable. In addition, trading of shares of the Bitcoin Futures ETF on securities exchanges is subject to trading halts caused by extraordinary market volatility pursuant to an exchange’s “circuit breaker” rules. Shares of the Bitcoin Futures ETF may be at a higher risk of a trading halt due to the volatility of bitcoin. In the event that shares of the Bitcoin Futures ETF are subject to a trading halt, the Fund’s ability to pursue its principal investment strategy may be impaired and the Fund may be negatively affected.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which a Bitcoin Futures ETF and its wholly-owned Cayman subsidiary are organized, respectively, could result in the inability of the Bitcoin Futures ETF to operate as intended and could negatively affect the Bitcoin Futures ETF and its shareholders (such as the Fund). The Bitcoin Futures ETF’s Cayman subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act.

Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. The Fund’s options also may fail to track the performance of their underlying reference asset, which may limit the effectiveness of the Fund’s strategy. The potential loss from written options can exceed the Fund’s initial investment in such options and could be unlimited.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Concentration Risk. Because the Fund invests more than 25% of its assets in Spot Bitcoin ETPs and options on Bitcoin-related instruments, the Fund’s net asset value may fluctuate more than that of a fund that does not concentrate in Spot Bitcoin ETPs and options on Bitcoin Futures ETFs.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Exchange Traded Funds (“ETFs”) Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Additionally, purchases and redemptions of creation units primarily with cash rather than through in-kind delivery of portfolio securities may cause the Fund to incur certain costs, including brokerage costs or taxable gains or losses that it might not have incurred if it made a redemption in-kind, and therefore decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an AP.

FLEX Options Risk. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed and trade on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year.

Leverage Risk. While the Fund does not seek leveraged exposure to Bitcoin, the Fund seeks to achieve and maintain the exposure to the price of the Bitcoin by using the leverage inherent in options contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Options trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on financial markets worldwide.

Non-Diversification Risk. The Fund’s portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Rolling Options Contract Risk. The Fund’s investments in options are subject to risks related to rolling. Rolling occurs when the Fund closes out of an options contract as it nears its expiration and replaces it with a contract that has a later expiration. The Fund does not intend to hold options through expiration, but instead intends to “roll” its positions. When the market for these options is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher option prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for options contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher options prices for shorter expiration options contracts is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for the Fund.

Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. The use of derivatives, such as call options, may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividend deduction, thereby increasing the amount of taxes payable by some shareholders. The writing of call options by the Fund may significantly reduce or eliminate the ability to make distributions eligible to be treated as qualified dividend income or as eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when shares on which the distribution was received are sold. After a shareholder’s basis in shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Subsidiary is intended to provide exposure to bitcoin in a manner that is consistent with the “qualifying income” requirement applicable to RICs. The Internal Revenue Service (“IRS”) has ceased issuing private letter rulings regarding whether the use of subsidiaries by investment companies to invest in certain instruments constitutes qualifying income. If the IRS determines that this source of income is not “qualifying income,” the Fund may cease to qualify as a RIC because the Fund has not received a private letter ruling and is not able to rely on private letter rulings issued to other taxpayers. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareholders on such income when distributed as an ordinary dividend.

Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains or distributions made by the Fund.

U.S. Government Securities Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third- party service providers.

Wholly-Owned Subsidiary Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund. Because the Fund wholly owns and controls the Subsidiary, and is overseen by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.

Taxation Risk. By investing in certain Spot Bitcoin ETPs indirectly through the Subsidiary, the Fund will obtain exposure to these securities within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Exceeding this amount may have tax consequences. In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund expects to gain exposure to bitcoin and generate qualifying income by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The Fund may, however, exceed this amount from time to time inadvertently or if the Adviser believes doing so is in the best interests of the Fund, provided, however, that the Fund intends to continue to comply with the asset diversification test applicable to RICs. If the Fund’s investments in the subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund may no longer be eligible to be treated as a RIC. The Adviser will carefully monitor the Fund’s investments in the subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the subsidiary at the end of each tax quarter. There are no assurances that the IRS will agree with the Fund’s calculation under the asset diversification test which could cause the Fund to fail to qualify as a RIC. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Performance

The bar chart and performance table below show the variability of the Fund’s returns over time, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.neosfunds.com or by calling 833-833-1311.

Performance Bar Chart For Calendar Year Ended December 31

2025
0.00%
-0.20%
-0.40%
-0.60%
-0.80%
-1.00%
-1.20%
-1.40%
-1.24%

Best Quarter:	6/30/2025	27.83%
Worst Quarter:	12/31/2025	-20.67%

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

	One-Year	Since Inception (10/17/2024)
Return Before Taxes	-1.24%	20.55%
Return After Taxes on Distributions (No Load)	-5.12%	13.94%
Return After Taxes on Distributions and Sale of Fund Shares (No Load)	-0.37%	13.12%
S&P 500 Total Return Index*	17.88%	15.48%
CME CF BTC-USD Reference Rate 4PM NY**	-6.84%	23.29%

*	The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the index does not reflect any fees or expenses.

**	CME CF BTC-USD Reference Rate 4PM NY is a daily benchmark index price for Bitcoin, published at 4:00 p.m. NY time, that is determined by aggregating Bitcoin-USD trade flow from major cryptocurrency exchanges that conform to the CME CF Constituent Exchange Criteria. Investors may not invest in the Index directly. Unlike the Fund’s returns, the index does not reflect any fees or expenses.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

NEOS Investment Management, LLC

Portfolio Managers

Garrett Paolella, Managing Partner and Portfolio Manager of the Adviser

Troy Cates, Managing Partner and Portfolio Manager of the Adviser

Purchase and Sale of Fund Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with the Fund’s distributor (“Distributor”). Creation Unit transactions are typically conducted in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or cash.

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.